Supplement to the
Spartan® Long-Term Treasury Bond Index Fund
Investor Class and Fidelity Advantage® Class
April 29, 2016
Summary Prospectus

Effective June 14, 2016, Spartan® Long-Term Treasury Bond Index Fund will be renamed Fidelity® Long-Term Treasury Bond Index Fund.

Effective June 14, 2016, Fidelity Advantage® Class will be renamed Premium Class.

LBX-SUM-16-01 1.9870396.100	May 13, 2016